Exhibit 99.1

CIVITAS ANNOUNCES ACCELERATION OF CAPITAL RETURN TO STOCKHOLDERS AND PROVIDES FOURTH QUARTER 2021 GUIDANCE

DENVER, November 4th, 2021 – Civitas Resources, Inc. (NYSE: CIVI) (“Civitas” or the “Company”) today announced an updated stockholder cash distribution strategy and provided fourth quarter 2021 guidance.

Eric Greager, President and CEO of Civitas, commented, “Our resource quality, low-cost structure, and low financial leverage allows us to generate significant free cash flow. We have committed to returning a substantial amount of this cash to stockholders, and today we are announcing a step in that direction. On top of our peer-leading base dividend, which increases in the fourth quarter, we also plan to add a variable dividend.”

Updated Stockholder Distribution Strategy

The Board of Directors of Civitas has declared that Civitas will pay a $0.4625/share quarterly dividend on December 30, 2021 to shareholders of record as of December 15, 2021, an increase of over 30% relative to the Company’s last quarterly dividend of $0.35/share. Beginning in 2022, and subject to final consideration and approval by the Board, the Company also plans to target the return to stockholders of 50% of free cash flow, after the base dividend, in the form of a variable cash dividend.

Fourth Quarter 2021 Guidance

The table below summarizes the Company’s fourth quarter 2021 production and capital expenditure guidance, pro forma for the closing of the Transactions (as defined below). This guidance assumes the Transactions closed on October 1, 2021, whereas actual reported financial results for the fourth quarter will reflect a November 1, 2021 close. The Company expects to provide additional guidance for full year 2022 in the first quarter.

4Q 2021	Guidance
Net production (Mboepd)	148-154
% Oil	39-41%
% Liquids	64-66%
Total Capex ($ in millions)	$220-260

New Corporate Presentation and Conference Call

The company has published an updated investor presentation on the IR section of the Civitas website, which can be found at ir.civitasresources.com. Civitas will host a conference call with institutional analysts and investors this morning, November 4, 2021 at 8:00 a.m. Mountain Time (10:00 a.m. Eastern Time). A replay of the call will be available for one week. Dial-in information for the conference call is included below.

Type	Phone Number	Conference ID
Live participant	(877) 793-4362	1794818
Replay	(855) 859-2056	1794818

About Civitas Resources, Inc.

Civitas Resources, Inc. is Colorado’s first carbon neutral oil & gas producer and is focused on developing and producing crude oil, natural gas and natural gas liquids in Colorado’s Denver-Julesburg Basin. The company is committed to pursuing compelling economic returns and cash flow while delivering best-in-class cost leadership and capital efficiency. Civitas is dedicated to safety, environmental responsibility, and implementing industry leading practices to create a positive local impact. For more information about Civitas, please visit www.civitasresources.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this press release concerning the merger between Bonanza Creek Energy, Inc (“Bonanza Creek”) and Extraction Oil & Gas, Inc. (“Extraction”) and subsequent acquisition of CPPIB Crestone Peak Resources America Inc. (“Crestone Peak”) (the “Transactions”), including any statements regarding the combined company’s (Civitas Resources, Inc. or “Civitas”) credit facility, the results, effects, benefits and synergies of the Transactions, future opportunities for Civitas, future financial performance and condition, guidance and any other statements regarding Civitas’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Civitas’ plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on Civitas’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Transactions; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Civitas; the effects of the business combination on Civitas, including Civitas’ future financial condition, results of operations, strategy and plans; the ability of Civitas to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of Civitas to finance operations in the manner expected; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Additionally, risks and uncertainties that could cause actual results to different materially from those anticipated also include general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business; the effects of disruption of our operations or excess supply of oil and natural gas due to the COVID-19 pandemic and the actions by certain oil and natural gas producing countries; the scope, duration and severity of the COVID-19 pandemic, including any recurrence, as well as the timing of the economic recovery following the pandemic; ability of our customers to meet their obligations to us; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the assumptions underlying forecasts, including forecasts of production, well costs, capital expenditures, rates of return, expenses, cash flow and cash flow from purchases and sales of oil and gas; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental regulation); environmental risks; seasonal weather conditions; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; competition in the oil and natural gas industry; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; continued hostilities in the Middle East, South America, and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in Civitas’ most recently filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission (“SEC”) filings. Additional information concerning Civitas, Extraction and Crestone Peak, the Transactions, and risks relating to the Transactions can be found in the registration statement on Form S-4 filed by Bonanza Creek, Registration No. 333-257882, which was declared effective by the SEC on September 28, 2021. Civitas undertakes no duty to publicly update these statements except as required by law.

For further information, please contact:

Investor Relations:

John Wren, ir@civiresources.com

Media:

Brian Cain, info@civiresources.com

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